UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 29, 2005

                             SHELTER PROPERTIES V
            (Exact name of Registrant as specified in its charter)


            South Carolina            0-11574                 57-0721855
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Acquisition or Disposition of Assets.

Shelter Properties V (the "Registrant") owns a 99.99% interest in New Shelter V Limited Partnership (the "Partnership"), a Delaware limited partnership. On June 29, 2005, the Partnership sold its investment property, The Lexington Apartments, a 267-unit apartment complex located in Sarasota, Florida (the "Property"), to a third party, Forest Acquisition Fund, LLC (the "Purchaser"), a Massachusetts limited liability company. The Purchaser paid a purchase price of approximately $19,200,000 for The Lexington Apartments. The Registrant continues to own and operate six additional properties.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's Corporate General Partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statements of operations reflect the operations of the Registrant as if The Lexington Apartments had been sold on January 1, 2004.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)


                                                     March 31,
                                                        2005

All other assets                                    $  2,146
Investment properties, net                            28,143

    Total Assets                                    $ 30,289

All other liabilities                               $  4,752
Mortgage notes payable                                37,437
Partners' deficit                                    (11,900)
    Total Liabilities and Partners' Deficit         $ 30,289

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)

                                               Year Ended      Three Months Ended
                                            December 31, 2004    March 31, 2005

Total revenues                                     $11,420             $ 2,912
Total expenses                                      12,430               3,163

Net loss                                           $(1,010)            $  (251)

Net loss per limited partnership unit              $(19.03)            $ (4.72)

(c)   Exhibits

The following exhibit is filed with this report (1):

10(ii)a Purchase and Sale Contract between New Shelter V Limited Partnership, a Delaware limited partnership, as Seller, and Forest Acquisition Fund, LLC, a Massachusetts limited liability company, as Purchaser, effective May 2, 2005 filed as exhibit 10(ii)a to the Registrant's Current Report on Form 8-K dated May 2, 2005 and incorporated herein by reference.

   (1) Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SHELTER PROPERTIES V

                                By: Shelter Realty V Corporation
                                    Corporate General Partner

                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                               Date: July 1, 2005